Exhibit 10:1

                       GIZMONDO EUROPE LIMITED (Gizmondo)
      1 Meadow Gate Avenue, Farnborough Business Park, Farnborough GU14 7FG
                             (Company No: 04620348)

               Promissory Note and separate guarantees (the Note)

Value: Twelve Million Six Hundred and Eighty One Thousand Pounds
Sterling(pound)12,681,000

Reference is made to the letter from Simon Davies to Michael Carrender dated 28 November 2005 and previous promissory notes and separate guarantees by Gizmondo, Tiger Telematics, Inc. of 550 Water Street, Suite 937, Jacksonville, Florida (Tiger), Carl Freer and Stefan Eriksson dated 9 May 2005 and June 13, 2005, with various extensions thereafter. David Warnock and Simon Davies (the Payees) agree to extend the due date on the three promissory notes and combine the three notes into one note owing to both David Warnock and Simon Davies on the following terms: (1) Principal - the principal amount that Gizmondo unconditionally promises to pay to the Payees is (pound)12,681,000 capitalizing previous accrued interests and other costs and expenses that remain unpaid, with (pound)1,681,000 of such principal amount payable 14 days after Tiger or any affiliate thereof raises or borrows equity and/or debt in an aggregate amount in the vicinity of $75,000,000 or any amount in excess thereof, with all outstanding principal payable in full on June 30, 2006, (2) Interest - the rate of interest that Gizmondo unconditionally promises to pay on the unpaid principal amount of this Note shall be 6.5% per annum for each day during the period from and including December 1, 2005 to but excluding the date that the principal on this Note is paid in full, with accrued interest payable on each of January 31, February 28, March 31, April 28, May 31, and June 30 2006 and thereafter, to the extent any principal amount of this Note remains outstanding, upon demand; provided that accrued interest shall not be payable until the earlier of (i) 14 days after Tiger or any affiliate thereof raises or borrows equity and/or debt in an aggregate amount in the vicinity of $75,000,000 or any amount in excess thereof and (ii) June 30, 2006 and (3) Fees - Gizmondo unconditionally promises to pay the Payees (a) a set up fee equal to (pound)110,000 payable in full on the earlier of (i) 14 days after Tiger or any affiliate thereof raises or borrows any equity and/or debt in an aggregate amount in the vicinity of $75,000,000 or any amount in excess thereof and (ii) the date that the principal amount of this
Note is payable in full, (b) an exit fee equal to (pound)110,000 payable in full on the date that the principal amount of this Note is payable in full and (c) a compensation for costs fee in pounds sterling equal to the aggregate of the interest that would be payable on a principal amount of (pound)1,681,000 with an interest rate of 6.5% per annum accruing interest from and including December 1, 2005 to but excluding the date that the principal on this Note is paid in full, with such fee payable on the date that the principal amount of this Note is payable in full. Gizmondo further agrees to pay all costs, charges and expenses of the Payees (including counsel fees) in connection with the preparation and execution of this Note and related security documentation and in connection with any enforcement or collection proceedings relating to this Note or any security documentation, including costs of enforcement of this sentence. Notwithstanding anything to the contrary in this Note, if Tiger or any affiliate thereof has not raised or borrowed equity and/or debt in an aggregate amount in the vicinity of $75,000,000 on or before March 31, 2006, all principal, interest and other amounts set forth above shall be due and payable in full on March 31, 2006.

Tiger hereby guarantees to the Payees the prompt payment in full when expressed to be due of all amounts outstanding or otherwise owing by Gizmondo under this Note strictly in accordance with the express terms hereof.

The joint and several guarantees of Carl Freer and Stefan Eriksson provided for in the promissory notes of May 9, 2005 and June 13, 2005 as referenced above and as confirmed in various extensions thereafter remain in full force and effect notwithstanding that they are not being restated in this Note and nothing herein shall constitute a release or waiver whether express or implied by either Payee of all or any part of such guarantees or the obligations guaranteed thereunder.

The obligations of Tiger above are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Gizmondo and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent that the obligations of Tiger hereunder shall be absolute and unconditional under any and all circumstances.

Tiger hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that the Payees exhaust any right, power or remedy or proceed against Gizmondo or against any other person under any other guarantee or security, it being understood that the guarantees above are guarantees of payment and not just collection.

As a separate, additional continuing and primary obligation, Tiger, unconditionally and irrevocably, undertakes to indemnify the Payees (on an after tax basis) on demand (without requiring the Payees first to take steps against Gizmondo or any other person) against any and all losses, actions, claims, proceedings, liabilities, expenditure or costs suffered or incurred by the Payees should the amounts which would otherwise be due from Gizmondo not be recoverable for any reason whatsoever including (but not limited to) the Note or any other document being or becoming void, voidable or unenforceable against Gizmondo or any other person including Carl Freer and Stefan Eriksson.

If one or more of the following events (Events of Default) shall occur:

(i) Gizmondo or Tiger shall fail to pay an amount when due under this Note (whether principal, interest or any other amount); or

(ii) any voluntary or involuntary proceeding shall be commenced or petition filed seeking liquidation, reorganization or other relief with respect to Smart Adds, Inc. or Tiger, under any insolvency, receivership, administration or other similar law now or hereinafter in effect, then the Payees may, by notice to Gizmondo, declare all amounts outstanding hereunder to be due and payable in whole or in part, and thereupon the principal under this Note declared to be due and payable, together with accrued interest thereon and all outstanding fees and other obligations of Gizmondo hereunder so declared, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind all of which are hereby waived by Gizmondo and Tiger.

In addition to the foregoing and for value received, Tiger grants to David Warnock and Simon Davies and their assigns the option to buy up to 3,027,069 shares of its common stock for a price of US$8.00 per share with such option exercisable at any time up to and including December 31, 2006.

If any term, provision, covenant or condition of this Note, or the application thereof to Tiger or Gizmondo or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Note, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Note.

No amendment or waiver in respect of this Note will be effective unless in writing and executed by each of the parties below. Gizmondo and Tiger shall not assign any of their rights or obligations under this Note without the prior written consent of the Payees. The Payees may at any time and from time to time, without the consent of Gizmondo or Tiger, assign all or any portion of their rights under this Note to one or more person or entities. This Note may be executed and delivered in counterparts (including by facsimile transmission) each of which will be deemed an original.

This Note (and any dispute, controversy, proceedings or claims of whatever nature arising out of or in any way relating to this Note) shall be governed by and construed in all respects in accordance with English law.

For an on behalf of
Gizmondo Europe Limited



-----------------------                           ---------------------------

For and on behalf of Tiger Telematics Inc.



------------------------



Accepted and agreed:

David Warnock                                        Simon Davies



--------------------                                 ----------------------

                          SMART ADDS SECURITY AGREEMENT

SECURITY AGREEMENT dated as of December 21, 2005 between:

SMART ADDS INC., a Delaware corporation (the Grantor); and

SIMON DAVIES and DAVID WARNOCK (the Secured Parties).

WHEREAS:

(1) Gizmondo Europe Limited (Gizmondo) a wholly owned subsidiary of Tiger Telematics Inc., a Delaware corporation (the Company) extended on or about the date hereof a promissory note in favor of the Secured Parties (the Promissory
Note) under which Gizmondo has agreed to pay the Secured Parties the principal sum of (pound)12,700,000 together with interest and certain fees as more fully described in the Promissory Note.

(2) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Grantor, the Grantor has agreed to enter into this Security Agreement in order to grant to the Secured Parties a security interest in certain intellectual property as security for the Secured Obligations (as defined below).

1.       INTERPRETATION

Capitalized terms used and not otherwise defined in this Security Agreement have the respective meanings assigned to such terms in the Promissory Note. In addition, the following terms have the meanings specified below:

NYUCC means the Uniform Commercial Code as in effect in the State of New York.

Secured Obligations means, all indebtedness, liabilities and obligations of Gizmondo or Tiger or any subsidiary thereof now or hereafter at any time and from time to time owing to the Secured Parties under the Promissory Note or under any other document or agreement, whether absolute, fixed or liquidated, contingent or unliquidated, and whether for principal, reimbursement obligations, interest, fees, cost, expenses or otherwise.

2.       GRANT OF SECURITY

The Grantor hereby grants to the Secured Parties a security interest in all of the Grantor's right, title and interest in, to and under the following property, whether now owned or hereinafter acquired by the Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the Collateral):

(a) All United States, international and foreign patents, patent applications, utility models, and statutory invention registrations, including the patents and patent applications set forth in Schedule II together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (the Patents);

(b) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(c)      all proceeds of any and all of the foregoing Collateral.

3.       SECURITY FOR SECURED OBLIGATIONS

The security interests granted by the Grantor under this Security Agreement secure the Secured Obligations. Notwithstanding anything else to the contrary in this Security Agreement, the maximum aggregate amount recoverable from the Grantor with respect to the Collateral shall in no event exceed an amount equal to the largest amount that would not render the Grantor's obligations hereunder subject to avoidance under any applicable Federal or State fraudulent obligation, transfer or conveyance laws, including Section 548 of the United States Bankruptcy Code and Article 10 of the Debtor and Creditor Law of the State of New York.

4.       REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants as follows:

4.1      Organization; Location

The Grantor is incorporated under the law of the jurisdiction set opposite the name of the Grantor in Schedule I, and the name of the Grantor on the signature pages hereof is the name of the Grantor indicated on the public record of such jurisdiction. The Grantor's Federal tax identification number and organizational number (if any) are set opposite the Grantor's name in Schedule I.

4.2      Ownership; Absence of other Liens

The Grantor is the legal and beneficial owner of the Collateral free and clear of any security interest, lien, claim, option or right of others, except for the security interest created under this Security Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Grantor or any trade name of the Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Secured Parties.

4.3      Filings

All filings and other actions necessary to perfect the security interest in the Collateral created under this Security Agreement have been duly made or taken and are in full force and effect and this Security Agreement creates in favor of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, subject to no other security interest or other lien.

4.4      Approvals

No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (a) the grant by the Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Security Agreement by the Grantor, (b) the perfection of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed and are in full force and effect and the recordation of this Security Agreement with the U.S. Patent and Trademark Office which has been duly recorded and is in full force and effect, or (c) for the exercise by the Secured Parties of their voting or other rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement.

4.5      Patents

As to itself and its Collateral:

(a) The rights of the Grantor in or to the Patents do not conflict with, misappropriate or infringe the intellectual property rights of any third party, and no claim has been asserted that the use of such Patents does or may infringe the intellectual property rights of any third party.

(b) The Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to the Patents and is entitled to use all such Patents.

(c) The Patents set forth on Schedule II includes all of the patents and patent applications owned by the Grantor.

(d) The Patents are subsisting and have not been adjudged invalid or unenforceable in whole or part, and to the best of the Grantor's knowledge, are valid and enforceable. The Grantor is not aware of any uses of any Patent that could be expected to lead to such item becoming invalid or unenforceable.

(e) The Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every Patent in full force and effect throughout the world, and to protect and maintain its interest therein including recordations of any of its interests in the Patents with the U.S. Patent and Trademark Office and in corresponding national and international patent offices. The Grantor has used proper statutory notice in connection with its use of each Patent.

(f) No action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against the Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Patents, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, the Grantor infringe or misappropriate any Patent or any other proprietary right of any third party. To the best of the Grantor's knowledge, no Person is engaging in any activity that infringes or misappropriates the Patents or upon the rights of the Grantor therein. The Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Patents. The consummation of the transactions contemplated by the Security Agreement will not result in the termination or impairment of any of the Patents.

(g) To the best of the Grantor's knowledge, no Patent is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such Patent or that would impair the validity or enforceability of such Patent.

5.       FURTHER ASSURANCES

The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further agreements, contracts, documents, instruments and other records, and take all further action, that the Secured Parties may request, in order to perfect any security interest granted or purported to be granted by the Grantor hereunder or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral.

6.       COVENANTS

6.1      Maintenance of Intellectual Property

With respect to each item of Collateral, the Grantor agrees to take, at its expense, all necessary steps, including in the U.S. Patent and Trademark Office to (a) maintain the validity and enforceability of each such item of Collateral and maintain each such item of Collateral in full force and effect, and (b) pursue the registration and maintenance of each patent or application, now or hereafter included in the Collateral, including the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the filing of applications for renewal or extension, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. The Grantor shall not discontinue use of or otherwise abandon any Collateral, or abandon any right to file an application for letters patent.

6.2      Notice of Abandonment or Proceeding

The Grantor agrees promptly to notify the Security Agent if the Grantor learns
(a) that any item of the Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding the Grantor's ownership of any of the Collateral or its right to register the same or to keep and maintain and enforce the same, or (b) of any adverse determination or the institution of any proceeding (including the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Collateral.

6.3      Notice of Infringement, Etc.

In the event that the Grantor becomes aware that any item of the Collateral is being infringed or misappropriated by a third party, the Grantor shall promptly notify the Secured Parties and shall take such actions, at its expense, as the Secured Parties deem reasonable and appropriate under the circumstances to protect such Collateral, including suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

6.4      Notice of Change of Organization, Name, Etc.

The Grantor will not re-incorporate, re-form or re-organize itself under the law of a different jurisdiction, or change its name as appears on the public records of its jurisdiction of incorporation, without giving the Secured Parties not less than 30-days prior written notice and, at the request of the Secured Parties, promptly taking such reasonable action as the Secured Parties may request to maintain the perfection of the security interests created by this Security Agreement.

6.5      Authorization to File and Record

The Grantor hereby irrevocably authorizes the Secured Parties, at any time and from time to time, (i) to file such financing statements, continuation statements, or amendments thereto in order to perfect the security interest granted or purported to be granted by the Grantor hereunder and (ii) to record this Security Agreement with the U.S. Patent and Trademark Office.

6.6      No Lapse, Etc.

The Grantor shall use proper statutory notice in connection with its use of each item of its Collateral. The Grantor shall not do or permit any act or knowingly omit to do any act whereby any of its Collateral may lapse or become invalid or unenforceable or placed in the public domain.

7.       TRANSFERS AND OTHER LIENS

The Grantor agrees that it will not (a) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Security Agreement.

8.       SECURED PARTIES APPOINTED ATTORNEY-IN-FACT

The Grantor hereby irrevocably appoints the Secured Parties the Grantor's attorneys-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Parties' discretion, to take any action and to execute any agreements, contracts, documents, instruments or other records that the Secured Parties may deem necessary or advisable to accomplish the purposes of this Security Agreement. If the Grantor fails to perform any of its obligations contained herein, the Secured Parties may, as the Secured Parties deem necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any requirement to do so and without notice, themselves perform, or cause performance of, such obligation, and the expenses of the Secured Parties incurred in connection therewith shall be payable by the Grantor under Section 10.2.

9.       REMEDIES

If any Event of Default shall have occurred and be continuing:

(a) The Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NYUCC (whether or not the NYUCC applies to the affected Collateral) and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit and upon such other terms as the Secured Parties may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any funds held by or on behalf of the Secured Parties and all cash proceeds received in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Parties, be held by the Secured Parties as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Parties against, all or any part of the Secured Obligations.

         Any surplus of such funds or cash proceeds of the Grantor held by or on the behalf of the Secured Parties and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever else may be lawfully entitled to receive such surplus.

10.      INDEMNITY AND EXPENSES

10.1     Indemnity

The Grantor agrees to indemnify, defend and save and hold harmless each Secured Party (each, an Indemnified Party) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement and this Section 10.1), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

10.2     Expenses

The Grantor will upon demand pay to the Secured Parties the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Parties may incur in connection with (a) the administration of this Security Agreement and any amendment to or waiver of the terms of this Pledge Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Secured Parties hereunder with respect to the Collateral or (d) the failure by the Grantor to perform or observe any of the provisions hereof.

11.      AMENDMENTS; WAIVERS; ETC.

11.1     Amendments and Waivers

No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

11.2     Limitation on Waivers

A failure or delay in exercising any right, power or privilege in respect of this Security Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or of the exercise of any other right, power or privilege. The remedies provided herein, in the Promissory Note and in any other agreement or instrument referred to therein are cumulative, are not exclusive of any remedies provided by law and may be exercised by the Secured Parties from time to time.

12.      NOTICES; ETC.

All notices and other communications provided for hereunder shall be in writing (including e-mail or facsimile communication) and mailed, e-mailed, faxed or delivered to the Secured Parties or each applicable Pledgor, addressed to it at its address set forth below its name on the signature pages hereto or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, e-mailed or faxed, be effective when deposited in the mails, e-mailed or faxed, respectively, addressed as aforesaid; except that notices and other communications to the Secured Parties shall not be effective until received by the Secured Parties.

13.      CONTINUING SECURITY INTEREST; SUCCESSORS AND ASSIGNS

13.1     Continuing Security Interest

This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full in cash of all of the Secured Obligations.

13.2     Successors and Assigns

This Security Agreement shall be binding upon the Grantor and its successors and permitted transferees and shall inure to the benefit of the Secured Parties and their successors and permitted transferees. Neither this Security Agreement nor any interest or obligation in or under this Security Agreement may be transferred (whether by way of security or otherwise) by the Grantor or the Secured Parties without the prior written consent of the others. Any purported transfer that is not in compliance with this Section will be void.

14.      TERMINATION

Upon the payment in full in cash of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Secured Parties will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

15.      COUNTERPARTS

This Security Agreement (and each amendment, modification and waiver in respect of this Security Agreement) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

16.      GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; WAIVER OF IMMUNITIES

16.1     Governing Law

This Security Agreement will be construed in accordance with, and this Security Agreement and all matters arising out of or in connection with this Security Agreement (whether in contract, tort or otherwise) will be governed by, the law of the State of New York.

16.2     Jurisdiction

With respect to any suit, action or proceedings relating to this Security Agreement (Proceedings), the Grantor irrevocably:

(a) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court therefrom; and

(b) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over the Grantor.

Nothing in this Security Agreement precludes the Secured Parties from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings by the Secured Parties in any one or more jurisdictions preclude the bringing of Proceedings by the Secured Parties in any other jurisdiction. The Grantor hereby agrees that a final judgment in any such Proceedings shall be conclusive and may be enforced in other jurisdictions otherwise having jurisdiction over the Grantor by suit on such final judgment or in any other manner provided by law.

16.3     Service of Process

The Grantor hereby agrees that service of process in any Proceeding may be effected by mailing a copy thereof by registered or certified mail or by overnight courier service, postage prepaid, to it at its address specified below. Nothing in this Security Agreement will affect the right of the Secured Parties to serve process in any other manner permitted by law.

17.      WAIVER OF JURY TRIAL

EACH SIGNATORY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING. Each signatory hereto hereby (a) certifies that no representative, agent or attorney of another party other has represented, expressly or otherwise, that the other would not, in the event of a Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to sign, or change its position in reliance upon the benefits of, this Security Agreement by, among other things, the mutual waivers and certifications in this Section.

18.      TERMS DEFINED IN THE NYUCC AND RULES OF CONSTRUCTION

Except as otherwise expressly provided herein, terms used but not otherwise defined herein that are defined in the NYUCC shall have the respective meanings given to such terms in the NYUCC.

Unless the context otherwise clearly requires:

(a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

(b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

(d) the word "will" shall be construed to have the same meaning and effect as the word "shall";

(e) any definition of or reference to any agreement, contract, document, instrument or other record herein shall be construed as referring to such agreement, contract, document, instrument or other record as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

(f) any reference herein to any Person shall be construed to include such Person's successors and assigns;

(g) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Security Agreement in its entirety and not to any particular provision hereof;

(h) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Security Agreement; and

(i) the headings used in this Security Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Security Agreement.

19.      SEVERABILITY

If any term, provision, covenant or condition of this Security Agreement, or the application thereof to the Grantor or the Secured Parties or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Security Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Security Agreement so long as this Security Agreement as so modified continues to express, without material change, the original intentions of the Grantor and the Secured Parties as to the subject matter hereof and the deletion of such portion of this Security Agreement will not substantially impair the respective expectations of the Grantor and the Secured Parties or the practical realization of the benefits hereof that would otherwise be conferred upon the Secured Parties. The Grantor will endeavor in good faith negotiations with the Secured Parties to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

IN WITNESS WHEREOF, the Grantor and each Secured Party each has caused this Security Agreement to be duly executed and delivered duly authorized as of the date first above written.

GRANTOR

SMART ADDS INC.



By: ________________________________________
    Name:
    Title:

Address for Notices:
-------------------

c/o Tiger Telematics Inc.
550 Water Street, Suite 937
Jacksonville, Florida 32202

Attention:    Michael W. Carrender

SECURED PARTIES


SIMON DAVIES


----------------------------------


Address for Notices:
-------------------

Onston Hall
Onston Lane
Onston
Cheshire CW8 2RG
United Kingdom





DAVID WARNOCK


----------------------------------


Address for Notices:
-------------------

Lammasfield
Chelford Road
Alderley Edge
Cheshire SK9 7TG
United Kingdom

                                                               Schedule I to the
                                                              Security Agreement

                            IDENTIFICATION OF GRANTOR


----------------- -------------- -------------- -------------- -----------------

                     Type of       State of     Federal Tax     Organizational
     Grantor         Entity      Organization      ID No.          ID No.
----------------- -------------- -------------- -------------- -----------------
Smart Adds Inc.    Corporation    Delaware
----------------- -------------- -------------- -------------- -----------------


                                                              Schedule II to the
                                                              Security Agreement

                           PATENTS/PATENT APPLICATIONS



-------------- --------------- ------------ --------------- ----------------- ---------------- --------------
Grantor        Patent          Country      Patent No.      Applic. No.       Filing Date      Issue Date
               Application
-------------- --------------- ------------ --------------- ----------------- ---------------- --------------
Smart Adds     System and      United                       11/202,859        August 11, 2005
Inc.           Method for      States
               Distributing
               Multimedia
               Content via
               Mobile
               Wireless
               Platforms
-------------- --------------- ------------ --------------- ----------------- ---------------- --------------
Smart Adds     Method for      United                       11/202,665        August 11, 2005
Inc.           Advertising     States
-------------- --------------- ------------ --------------- ----------------- ---------------- --------------

                           SMART ADDS PLEDGE AGREEMENT

PLEDGE AGREEMENT dated as of December 21, 2005 between:

TIGER TELEMATICS INC., a Delaware corporation (the Pledgor); and

SIMON DAVIES and DAVID WARNOCK (the Secured Parties).

WHEREAS:

(1) Gizmondo Europe Limited (Gizmondo), a wholly owned subsidiary of the Pledgor, extended on the date hereof a promissory note with separate guarantees in favor of the Secured Parties (the Promissory Note) under which Gizmondo has agreed to pay the Secured Parties the principal sum of (pound)12,700,000 together with interest and certain fees as more fully described in the Promissory Note.

(2) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Pledgor, the Pledgor has agreed to enter into this Pledge Agreement in order to grant to the Secured Parties a security interest in the Collateral (as defined below) as security for the Secured Obligations (as defined below).

(3) The Pledgor is the owner of the equity interests (collectively, the Initial Pledged Equity) set opposite the Pledgor's name on and as otherwise described in Schedule I and issued by Smart Adds Inc., a Delaware Corporation (the Issuer).

20.      INTERPRETATION

20.1     Certain Definitions

Capitalized terms used and not otherwise defined in this Pledge Agreement have the respective meanings assigned to such terms in the Promissory Note. In addition, the following terms have the meanings specified below:

NYUCC means the Uniform Commercial Code as in effect in the State of New York.

Secured Obligations means, all indebtedness, liabilities and obligations of Gizmondo or Tiger or any subsidiary thereof now or hereafter at any time and from time to time owing to the Secured Parties under the Promissory Note or under any other document or agreement, whether absolute, fixed or liquidated, contingent or unliquidated, and whether for principal, reimbursement obligations, interest, fees, cost, expenses or otherwise.

21.      GRANT OF SECURITY

The Pledgor hereby grants to the Secured Parties a security interest in all of the Pledgor's right, title and interest in, to and under the following property, whether now owned or hereafter acquired by the Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the Collateral):

(a) the Initial Pledged Equity and the certificates, if any, representing such Initial Pledged Equity, together with any and all additional securities or other equity interests of the Issuer and the certificates, if any, representing the same (collectively, the Pledged Equity);

(b) all cash, securities or other property representing a dividend or other distribution out of income or earned surplus on any of the Pledged Equity, or representing a return of capital upon or in respect of the Pledged Equity, or resulting from a split-up or recapitalization or otherwise received in exchange therefor, and any subscription rights, options or warrants issued to the Pledgor in respect of the Pledged Equity;

(c) in the event of any merger or consolidation in which the Issuer is not the surviving entity, all shares or interests of each class of equity owned by the Pledgor of the successor entity resulting from or formed by such merger or consolidation; and

(d) all proceeds of any and all of the foregoing (including proceeds that constitute property of the types described in clauses (a) through (c) of this Section 2 and proceeds of proceeds).

22.      SECURITY FOR SECURED OBLIGATIONS

The security interests created by this Pledge Agreement secure the Secured Obligations.

23.      CONTROL OF COLLATERAL

Until the Secured Obligations are no longer outstanding, the Pledgor agrees that all certificates or instruments representing or evidencing securities included in the Collateral shall be delivered to and held by the Secured Parties pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Parties. Upon an Event of Default, the Secured Parties shall have the right, at any time in its discretion and without notice to the Pledgor, (a) to transfer to or to register in the name of the Secured Parties or any of their nominees any or all of such certificates and instruments, and (b) to exchange such certificates or instruments for certificates or instruments of smaller or larger denominations.

24.      REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants as follows:

24.1     Organization; Location

The Pledgor is incorporated under the law of the jurisdiction set opposite its name in Schedule II, and the name of the Pledgor on the signature pages hereof is the name of the Pledgor indicated on the public records of the jurisdiction of incorporation, formation or organization of the Pledgor. The Pledgor's Federal tax identification number and organizational number (if any) are set opposite the Pledgor's name in Schedule II.

24.2     Ownership; Absence of other Liens

The Pledgor is the legal and beneficial owner of the Collateral, free and clear of any security interest, lien, claim, option or right of others, except for the security interest created under this Pledge Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral or listing the Pledgor or any trade name of the Pledgor as debtor is on file in any recording office, except such as may have been filed in favor of the Secured Parties.

24.3     Issuance and Validity of Pledged Equity

The Initial Pledged Equity has been duly authorized and validly issued by the Issuer and is fully paid and non-assessable.

24.4     Identification of Initial Pledged Equity and Initial Pledged Debt

The Initial Pledged Equity constitutes the percentage of the issued and outstanding shares of stock of the Issuer thereof indicated in Schedule I as of the date hereof.

24.5     Filings

All filings and other actions necessary to perfect the security interest in the Collateral created under this Pledge Agreement have been duly made or taken and are in full force and effect, and this Pledge Agreement creates in favor of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, subject to no other security interest or other lien.

24.6     Approvals

No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (a) the grant by the Pledgor of the security interest granted hereunder or for the execution, delivery or performance of this Pledge Agreement by the Pledgor, (b) the perfection of the security interest created hereunder (including the first priority nature of such security interest) or (c) for the exercise by the Secured Parties of their voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement, except as may be required in connection with the disposition of any securities by laws affecting the offering and sale of securities generally.

25.      FURTHER ASSURANCES

25.1     Further Assurances

The Pledgor agrees that, from time to time at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that the Secured Parties may request, in order to perfect any security interest granted or purported to be granted hereunder or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will promptly: (a) deliver to the Secured Parties certificates representing certificated securities, accompanied by undated stock or bond powers executed in blank; and (b) deliver to the Secured Parties evidence that all other action that the Secured Parties may deem reasonably necessary in order to perfect the security interest created under this Pledge Agreement has been taken.

25.2     Notice of Change of Organization, Name, Etc.

The Pledgor will not re-incorporate, re-form or re-organize itself under the law of a different jurisdiction, or change its name as appears on the public records of its jurisdiction of incorporation, without giving the Secured Parties not less than 30-days prior written notice and, at the request of the Secured Parties, promptly taking such reasonable action as the Secured Parties may request to maintain the perfection of the security interests created by this Pledge Agreement.

6.3      Authorization to File Financing Statements

The Pledgor hereby irrevocably authorizes the Secured Parties, at any time and from time to time, to file such financing statements, continuation statements, or amendments thereto, in order to perfect the security interest granted or purported to be granted by the Pledgor hereunder.

26.      VOTING RIGHTS; DIVIDENDS; ETC.

26.1     Voting and Dividends Ordinarily

So long as no Event of Default shall have occurred:

(a) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof; provided that the Pledgor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof; and

(b) The Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the securities included in the Collateral.

26.2     Remedies as to Voting and Dividends

Upon the occurrence of an Event of Default:

(a) All rights of the Pledgor (i) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7.1 shall, upon notice to the Pledgor by the Secured Parties, cease and (ii) to receive the dividends and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 26.1(b) shall automatically cease, and all such rights shall thereupon become vested in the Secured Parties, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends and other distributions.

(b) All dividends and other distributions that are received by the Pledgor contrary to the provisions of paragraph (a) of this Section 7.2 shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds and property of the Pledgor and shall be forthwith paid over to the Secured Parties as Collateral in the same form as so received (with any necessary indorsement).

27.      TRANSFERS AND OTHER SECURITY INTERESTS; ADDITIONAL SHARES

27.1     Limitation on Transfers

The Pledgor agrees that it will not (a) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or suffer to exist any Security Interest upon or with respect to any of the Collateral except for the pledge created under this Pledge Agreement.

27.2     Additional Pledged Equity

The Pledgor agrees that it will cause the Issuer not to issue any securities or other equity interests in addition to or in substitution for such Pledged Equity, except to the Pledgor.

28.      SECURED PARTIES APPOINTED ATTORNEY-IN-FACT

The Pledgor hereby irrevocably appoints the Secured Parties the Pledgor's attorneys-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, in the Secured Parties' discretion, to take any action and to execute any instrument that the Secured Parties may deem necessary or advisable to accomplish the purposes of this Pledge Agreement. If the Pledgor fails to perform any agreement contained herein, the Secured Parties may, as the Secured Parties deem necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, themselves perform, or cause performance of, such agreement, and the expenses of the Secured Parties incurred in connection therewith shall be payable by the Pledgor under Section 11.2.

29.      REMEDIES

If any Event of Default shall have occurred and be continuing:

(a) The Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NYUCC (whether or not the NYUCC applies to the affected Collateral) and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Secured Parties may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any funds held by or on behalf of the Secured Parties and all cash proceeds received by or on behalf of the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Parties, be held by the Secured Parties as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Parties against, all or any part of the Secured Obligations.

         Any surplus of such funds or cash proceeds held by or on the behalf of the Secured Parties and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever else may be lawfully entitled to receive such surplus.

30.      INDEMNITY AND EXPENSES

30.1     Indemnity

The Pledgor agrees to indemnify, defend and save and hold harmless each Secured Party (each, an Indemnified Party) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement and this Section 11.1), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

30.2     Expenses

The Pledgor will upon demand pay to the Secured Parties the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Parties may incur in connection with (a) the administration of this Pledge Agreement and any amendment to or waiver of the terms of this Pledge Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Secured Parties hereunder with respect to the Collateral (including the enforcement of this Section 11.2) or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

31.      AMENDMENTS; WAIVERS; ETC.

31.1     Amendments and Waivers

No amendment or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

31.2     Limitation on Waivers

A failure or delay in exercising any right, power or privilege in respect of this Pledge Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or of the exercise of any other right, power or privilege. The remedies provided herein, in the Promissory Note and in any other agreement or instrument referred to therein are cumulative, are not exclusive of any remedies provided by law and may be exercised by the Secured Parties from time to time.

32.      NOTICES; ETC.

All notices and other communications provided for hereunder shall be in writing (including e-mail or facsimile communication) and mailed, e-mailed, faxed or delivered to the Secured Parties or each applicable Pledgor addressed to it at its address set forth below its name on the signature pages hereto or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, e-mailed or faxed, be effective when deposited in the mails, e-mailed or faxed, respectively, addressed as aforesaid; except that notices and other communications to the Secured Parties shall not be effective until received by the Secured Parties.

33.      CONTINUING SECURITY INTEREST; SUCCESSORS AND ASSIGNS

33.1     Continuing Security Interest

This Pledge Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full in cash of all of the Secured Obligations.

33.2     Successors and Assigns

This Pledge Agreement shall be binding upon the Pledgor and its successors and permitted transferees and shall inure to the benefit of the Secured Parties and their successors and permitted transferees. Neither this Pledge Agreement nor any interest or obligation in or under this Pledge Agreement may be transferred (whether by way of security or otherwise) by the Pledgor or the Secured Parties without the prior written consent of the others. Any purported transfer that is not in compliance with this Section will be void.

34.      TERMINATION

Upon the payment in full in cash of the Secured Obligations the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination, the Secured Parties will, at the applicable Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

35.      COUNTERPARTS

This Pledge Agreement (and each amendment, modification and waiver in respect of this Pledge Agreement) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

36.      GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; WAIVER OF IMMUNITIES

36.1     Governing Law

This Pledge Agreement will be construed in accordance with, and this Pledge Agreement and all matters arising out of or in connection with this Pledge Agreement (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

36.2     Submission to Jurisdiction

With respect to any suit, action or proceedings relating to this Pledge Agreement (Proceedings), The Pledgor irrevocably:

(a) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court therefrom; and

(b) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over the Pledgor.

Nothing in this Pledge Agreement precludes the Secured Parties from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings by the Secured Parties in any one or more jurisdictions preclude the bringing of Proceedings by the Secured Parties in any other jurisdiction. The Pledgor hereby agrees that a final judgment in any such Proceedings shall be conclusive and may be enforced in other jurisdictions otherwise having jurisdiction over the Pledgor by suit on such final judgment or in any other manner provided by law.

36.3     Service of Process

The Pledgor hereby agrees that service of process in any Proceeding may be effected by mailing a copy thereof by registered or certified mail or by overnight courier service, postage prepaid, to it at its address specified below. Nothing in this Pledge Agreement will affect the right of the Secured Parties to serve process in any other manner permitted by law.

37.      WAIVER OF JURY TRIAL

EACH SIGNATORY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING. Each signatory hereto or beneficiary hereof hereby (a) certifies that no representative, agent or attorney of another party other has represented, expressly or otherwise, that the other would not, in the event of a Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to sign, or change its position in reliance upon the benefits of, this Pledge Agreement by, among other things, the mutual waivers and certifications in this Section.

38.      TERMS DEFINED IN THE NYUCC AND RULES OF CONSTRUCTION

Except as otherwise expressly provided herein, terms used but not otherwise defined herein that are defined in the NYUCC shall have the respective meanings given to such terms in the NYUCC.

Unless the context otherwise clearly requires:

(a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

(b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

(d) the word "will" shall be construed to have the same meaning and effect as the word "shall";

(e) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

(f) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Pledge Agreement in its entirety and not to any particular provision hereof;

(g) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Pledge Agreement; and

(h) the headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Pledge Agreement.

39.      SEVERABILITY

If any term, provision, covenant or condition of this Pledge Agreement, or the application thereof to the Pledgor or the Secured Parties or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Pledge Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Pledge Agreement so long as this Pledge Agreement as so modified continues to express, without material change, the original intentions of the Pledgor and the Secured Parties as to the subject matter hereof and the deletion of such portion of this Pledge Agreement will not substantially impair the respective expectations of the Pledgor and the Secured Parties or the practical realization of the benefits hereof that would otherwise be conferred upon the Secured Parties. The Pledgor will endeavor in good faith negotiations with the Secured Parties to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

                      [Signature Page to Pledge Agreement]


IN WITNESS WHEREOF, each of the parties hereto have caused this Pledge Agreement to be duly executed and delivered duly authorized as of the date first above written.

PLEDGOR:

TIGER TELEMATICS INC.


By: __________________________
    ame:
    itle:

Address for Notices:
-------------------

Tiger Telematics Inc.
550 Water Street, Suite 937
Jacksonville, Florida 32202

Attention:        Michael W. Carrender

SECURED PARTIES:

SIMON DAVIES


----------------------------------


Address for Notices:
-------------------

Onston Hall
Onston Lane
Onston
Cheshire CW8 2RG
United Kingdom





DAVID WARNOCK


----------------------------------


Address for Notices:
-------------------

Lammasfield
Chelford Road
Alderley Edge
Cheshire SK9 7TG
United Kingdom



                                                                                            Schedule I to the
                                                                                             Pledge Agreement

----------------- ------------- -------------- -------------- --------------- -------------- ----------------
                                                                                              Percentage of
                                  Class of                                                     Outstanding
                                   Equity        Par Value     Certificate      Number of        Shares
    Pledgor          Issuer       Interest                        No(s)          Shares
----------------- ------------- -------------- -------------- --------------- -------------- ----------------
Tiger             Smart   Adds  Common              n/a             1         ________            100%
Telematics Inc.   Inc.
----------------- ------------- -------------- -------------- --------------- -------------- ----------------



                                                                           Schedule II to the
                                                                             Pledge Agreement

                            IDENTIFICATION OF PLEDGOR


------------------- ----------------- ------------------ -------------- ---------------------

                     Type of Entity       State of        Federal Tax    Organizational ID
       Name                             Organization        ID No.              No.
------------------- ----------------- ------------------ -------------- ---------------------
Tiger Telematics       Corporation        Delaware         [________]       [________]
Inc.
------------------- ----------------- ------------------ -------------- ---------------------

                             IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, Tiger Telematics Inc., a Delaware corporation, hereby sells, assigns and transfers unto __________________________ all the Shares of Common Stock issued by Smart Adds Inc., a Delaware corporation, standing in its name on the books of said Corporation represented by Certificate No. 1 herewith, and does hereby irrevocably constitute and appoint __________________________________ attorney to transfer said stock on the books of said Corporation with full power of substitution in the premises. This Stock Power is coupled with an interest and is irrevocable.

Date ____________________________






In the presence of



-----------------------------------------------------
     Name: